UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2007

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02(b) Departure of a Director.

Thomas E Callahan tendered his resignation as a member of our Board of Directors effective January 3, 2007.

Mr. Callahan, who has served on our Board since October 2002, was the Chairman of our Compensation Committee and a member of our Audit Committee. To fill the vacancies on these committees resulting from his departure, Douglas M. Hayes, one of our existing independent directors, has been appointed to the Audit Committee, and David F. Dietz, also an existing independent director, has been appointed to the Compensation Committee. In addition, Jerome D. Brady, currently a member of the Compensation Committee, has been appointed as Chairman of that committee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 5, 2007	CIRCOR INTERNATIONAL, INC.

/S/ Kenneth W. Smith
By: Kenneth W. Smith
Senior Vice President, Chief Financial Officer and Treasurer

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